                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------

     3)   Filing Party:

          ---------------------------------------------

     4)   Date Filed:

          ---------------------------------------------

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                               QIAO XING BUILDING
                             WU SHI INDUSTRIAL ZONE
                            HUIZHOU CITY, GUANGDONG,
                           PEOPLE'S REPUBLIC OF CHINA
                              (011) 86-752-2808-188


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD FRIDAY, DECEMBER 8, 2000

To Our Shareholders:

         PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, December 8, 2000, at 11:00 a.m., local time, for the following purposes:

         1. To elect seven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment.

         The board of directors has fixed the close of business on October 18, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

                                        By Order of the Board of Directors

                                        Zhi Yang Wu
                                        Secretary
Dated: October 25, 2000






                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                       QIAO XING UNIVERSAL TELEPHONE, INC.
                               QIAO XING BUILDING
                             WU SHI INDUSTRIAL ZONE
                            HUIZHOU CITY, GUANGDONG,
                           PEOPLE'S REPUBLIC OF CHINA


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD FRIDAY, DECEMBER 8, 2000


                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the board of directors of QIAO XING UNIVERSAL TELEPHONE, INC. for use at our annual meeting of shareholders to be held at our Hong Kong offices, Room 5-9, 27/F., K. Wah Centre, 191 Java Road, North Point, Hong Kong, on Friday, December 8, 2000, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which are expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about October 25, 2000.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

         1. To elect seven directors to hold office for the term specified herein or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.


                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $.001 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 18, 2000, at which time we had outstanding and entitled to vote at the meeting 12,330,625 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of directors will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees.


                                 STOCK OWNERSHIP

         The following table sets forth the number of shares of common stock owned beneficially as of June 15, 2000 by each person known by us to have owned beneficially more than ten percent of our shares then outstanding, by each of our current officers and directors and by all of our current officers and directors as a group. This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to our management, no person owned beneficially more than ten percent of the outstanding shares of common stock as of June 15, 2000 except as set forth below.


                                                                       NUMBER                PERCENT
                                                                       -------               --------
NAME OF BENEFICIAL HOLDER                                                SHARES BENEFICIALLY OWNED
-------------------------                                              ------------------------------

Wu Holdings Limited ................................................   6,819,000(1)              57.0
Rui Lin Wu .........................................................   7,399,000(2)              60.3
Zhi Yang Wu ........................................................     250,000(3)                 0
Zhi Fang Zhang .....................................................           0                    0
Zhong Ai Li ........................................................           0                    0
Jie Shi ............................................................           0                    0
Zi Shu Huang .......................................................           0                    0
Liu Rong Yang ......................................................           0                    0
Guo Liang Zhang ....................................................           0                    0
All directors and executive officers as a group (8 persons) ........   7,649,000(2)(3)           61.1

----------

(1) Wu Holdings Limited is a British Virgin Islands corporation which is 71.16% owned by the Qiao Xing Trust and the remaining 28.84% is owned by Sino Communications Ltd., a wholly owned subsidiary of a nonaffiliated corporation listed on The Stock Exchange of Hong Kong Limited. The Qiao Xing Trust is a Cook Islands trust which was formed for the primary benefit of Zhi Jian Wu Li, the youngest son of Rui Lin Wu, our chairman. The 6,819,000 shares of common stock owned of record and beneficially by Wu Holdings Limited may be deemed to also be beneficially owned by Rui Lin Wu (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) since he may be deemed to have and/or share the power to direct the voting and disposition of such shares.

(2) Includes options currently exercisable to acquire 300,000 shares of common stock.

(3) Includes options currently exercisable to acquire 250,000 shares of common stock.


                               BOARD OF DIRECTORS

         Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.

         We have established an audit committee which consists of Rui Lin Wu, Zi Shu Huang and Liu Rong Yang. Its functions are to:

 o recommend annually to the board of directors the appointment of our independent public accountants;

 o discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

 o review and approve non-audit services of the independent public accountants;

 o       review compliance with our existing accounting and financial policies;

 o       review the adequacy of our financial organization; and

 o review management's procedures and policies relative to the adequacy of our internal accounting controls and compliance with federal and state laws relating to financial reporting.

         We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by our board of directors as a whole.

         No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

         Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.

                              ELECTION OF DIRECTORS

         At the meeting, seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented herein with respect to the nominees was obtained in part from the respective persons, and in part from our records.

NOMINEES FOR ELECTION AS DIRECTORS


     NAME                     AGE           POSITION
     ----                     ---           --------

     Rui Lin Wu               48         Chairman and Chief Executive Officer
     Zhi Yang Wu              27         Vice Chairman and Secretary
     Zhi Fang Zhang           46         Executive Director
     Zhong Ai Li              29         Executive Director
     Zi Shu Huang             46         Non-Executive Director
     Liu Rong Yang            27         Non-Executive Director
     Guo Liang Zhang          58         Non-Executive Director

         None of our directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any director or executive officer and any other director or executive officer, except Rui Lin Wu and his son Zhi Yang Wu.

         MR. RUI LIN WU is our chairman and chief executive officer. He is our founder and has over 12 years of experience in the telecommunication industry. He is responsible for our overall strategic planning, policy making and finance. Prior to his career in the telecommunications industry, he was a general manager of a fashion and garment factory from 1980 to 1986. Currently, Mr. Wu is a member of the China National Association of Industry and Commerce, senior analyst of the China National Condition and Development Research Center, and a member of the Poverty Fund of China.

         MR. ZHI YANG WU is our vice chairman and the elder son of Mr. Rui Lin Wu. Mr. Wu also serves as our Secretary. Mr. Wu received a Diploma in Business Management from Huizhou University of the PRC. He joined us in 1992 and is responsible for our overall strategic planning, policy making and the overseas market development.

         MR. ZHI FANG ZHANG has served as an executive director since October 1999. He is the chairman of HomeWay Information Technology Co., Ltd., a famous Internet company in China. Mr. Zhang received his bachelors degree of law from Peking University and achieved the master of law from Fletcher School of Law and Diplomacy in the United States.

         MR. ZHONG AI LI is deputy general manager of Qiao Xing
Telecommunication Industry Co., Ltd. ("QXTI") and has served as our director since September 1997. From August 1992 to July 1994, he served as deputy manager of QXTI's marketing department. From August 1994 to February 1997, Mr. Li served as manager of Shenzhen Baoan Chang He Electronic Co., Ltd.

From February 1997 to September 1997, he served as manager of QXTI's marketing department. Mr. Li has served as deputy general manager of QXTI since September 1997.

         MR. ZI SHU HUANG serves as a non-executive director. He has served as the general manager of Huizhou City Xiaojinkou Economic Development Company since September 1997. This company specializes in the manufacturing of electronic parts and business trading.

         MS. LIU RONG YANG serves as a non-executive director. Ms. Yang has worked for Huizhou Lian Zhuang Wire and Cable Limited as deputy managing director since January 1998. From 1996 to 1998, she served as the deputy managing director for Huizhou Zhong Qiao Electronics Limited.

         MR. GUO LIANG ZHANG is assistant to the chairman of QXTI and served as a director from September 1997 to July 1998 and has served as a non-executive director since August 1999. From March 1992 to May 1994, Mr. Zhang served as vice general manager of Jilin Jixing Telecommunication Industry Co., Ltd., a company which is principally engaged in the manufacturing and sales of telecommunications terminals and equipment. Mr. Zhang received a Bachelor of Arts Degree in Chinese from Jilin Province Huadian Normal College.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The aggregate compensation paid by us to all of our directors and executive officers as a group for the fiscal year ended December 31, 1999 on an accrual basis, for services in all capacities, was RMB 2,156,940 (US$260,500). During the fiscal year ended December 31, 1999, we contributed an aggregate amount of RMB 69,290 (US$8,368) toward the pension plans of our directors and executive officers.

EXECUTIVE SERVICE CONTRACT

         We have not entered into an employment agreement with Mr. Rui Lin Wu. Currently, Mr. Wu serves as our president at an annual salary of RMB 1,267,000 (US$153,000). Mr. Wu's remuneration package includes benefits with respect to a motor car.

THE 1999 STOCK COMPENSATION PLAN

         Effective June 16, 1999, we adopted and approved the 1999 Stock Compensation Plan. The purpose of the plan is to:

 o encourage ownership of our common stock by our officers, directors, employees and advisors;

 o provide additional incentive for them to promote our success and our business; and

 o encourage them to remain in our employ by providing them an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.

         Options constitute either incentive stock options within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 2000,000 shares of common stock are authorized and reserved for issuance during the term of the plan which expires in June 2009. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.

         As of June 30, 2000, the following options to purchase shares of our common stock under the Plan were outstanding:

 o stock options to purchase 995,000 shares at $15.00 per share through April 14, 2005, all of which are held by our directors and officers as a group

OTHER OPTIONS AND WARRANTS OUTSTANDING

         As of June 30, 2000, the following additional options and warrants to purchase shares of our common stock were outstanding:

 o warrants to purchase 40,000 shares (20,000 shares at $3.25 per share and 20,000 shares at $5.50 per share) at any time until November 1, 2004

 o warrants to purchase 660,000 shares at $20.7625 per share at any time until December 31, 2004

 o warrants to purchase 660,000 at $24.378 per share at any time until May 26, 2005


         THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

                              CERTAIN TRANSACTIONS

         The following table is provided to facilitate your understanding of the relationships between the us and each of the following related parties and their transactions with us during the fiscal year ended December 31, 1999.


     NAME OF RELATED PARTIES                                   EXISTING RELATIONSHIP WITH US
     -----------------------                                   -----------------------------
     Mr. Zhi Jian Wu Li                                        The major shareholder
     Mr. Rui Lin Wu                                            Director and father of Mr. Zhi Jian Wu Li
     Mr. Zhi Yang Wu                                           Director and brother of Mr. Zhi Jian Wu Li
     Mr. Zhi Zhong Wu                                          Brother of Mr. Zhi Jian Wu Li
     Ms. Qing Li                                               Wife of Mr. Rui Lin Wu
     Wu Holdings Limited                                       Intermediate holding company
     Ben Xing Telecommunication Component Limited              Common director
     Jia Xing Electronics Supplies Company Limited             Common director
     Qiao Xing Commercial Limited                              Common director
     Qiao Xing Electronics Holdings Company Limited            Common director
     Qiao Xing Group Limited                                   Common directors
     Qiao Xing International Company                           Common director
     Qiao Xing Investment Limited                              Common director
     Qiao Xing Properties Limited                              Common directors
     Rui Xing Electronic Development Company Limited           Common director

         Regarding purchases from related parties:

 o QXTI purchases plastic covers and molding from QXPL with an on going basis since October 1995. QXPL has common directors (i.e., Rui Lin Wu and Zhi Yang Wu) with QXUT. QXPL is equipped with the latest computer software and automatic machineries to provide on time and quality services to QXTI. Since QXPL is located next to us, it provides an additional convenience for QXTI to closely monitor the progress of their work. The purchase price is determined on the open bid basis (i.e., only when the price offered by QXPL is not higher than third-party's quotation, QXPL's product can be accepted by QXTI);

 o QXIC purchases the Integrated Circuit ("IC") from overseas suppliers for QXTI since 1997. QXIC has a common director (i.e., Zhi Yang Wu) with QXUT. QXIC specializes in overseas sourcing of IC and electronic components and provides a direct access channel to the world electronics market for us with minimal searching cost incurred. If the quality of the IC produced by local manufacturers can meet QXTI's requirement, QXTI will purchase the IC from local suppliers and stop requiring QXIC to purchase for them. The purchase price is also determined on the open bid basis;

 o QXCL started a pilot run on telephone research and assembling, and the caller ID displayed telephones newly developed by QXCL were well accepted by the market. However, QXCL did not have complete assembling line capability nor its own distribution network. QXCL has a common director (i.e., Zhi Yang Wu) with QXUT. Since the wholesale price of QXCL's products is very close to the manufacturing cost of the similar products of QXTI, QXTI purchased all of the semi-finished products from QXCL and successfully promoted them to the market with average gross profit margin of approximately 30%. In 1999, since QXTI was able to produce such telephones by itself, it stopped purchasing telephones from QXCL, and QXCL also terminated its pilot run of telephone assembling in the beginning of 1999;

 o QXTI purchases printed circuit boards ("PCB") from RXED with an on-going basis since October 1995. RXED has a common director (i.e., Rui Lin Wu) with QXUT and it provides flexibility on supplying different type of PCB when QXTI demands. The purchase price is also determined on the open bid basis; and

 o QXTI purchases the custom-made components such as electronic locks and mini speakers from BXTC with an on going basis since January 1995. BXTC has a common director (i.e., Rui Lin Wu) with QXUT. The purchase price is also determined on the open bid basis.

         Regarding amounts due from/to affiliates, the amount due from Rui Lin Wu, Zhi Yang Wu, Zhi Jian Wu Li and Mei Lian Li represented the balance of cash advanced, the amount due from Qiao Xing Group Limited and Qiao Xing Investment Limited represented amount borrowed from QXTI by these companies for working capital uses, and the amount due from Wu Holdings Limited ("WHL") mainly represented amount borrowed from QXTI for settlement of WHL's audit fees. The balances due from the related parties were unsecured, non-interest bearing and repayable on demand. The amount due to Zhi Yang Wu represented the unpaid compensations owed to him. The amount due to Qing Li and RXED represented amount borrowed from these related parties for working capital uses. The amount due to RXED was unsecured, bore interest at 26% per annum and was without pre-determined repayment terms. The other balances due to the related parties were unsecured, non-interest bearing and without pre-determined repayment terms.

         As of December 31, 1999, QXTI had provided corporate guarantee to an unrelated party who is a friend of Mr. Rui Lin Wu for bank borrowings of approximately HK$1,200,000 (equivalent to approximately RMB1,279,000 and US $155,000).

         We believe that the terms of the agreements and transactions referenced above which involve our officers, directors, principal shareholders or affiliates were fair, reasonable and consistent with terms that we could have obtained from unaffiliated third parties.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Arthur Andersen & Co., Hong Kong will attend the meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate shareholder questions at that time.


                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 30, 2000. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.

                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 1999, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.


                                 OTHER BUSINESS

         Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 18, 2000. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, QIAO XING UNIVERSAL TELEPHONE, INC., QIAO XING BUILDING, WU SHI INDUSTRIAL ZONE, HUIZHOU CITY, GUANGDONG, PEOPLE'S REPUBLIC OF CHINA.

         The above notice and proxy statement are sent by order of the board of directors.


                                    ZHI YANG WU
                                    Secretary
October 25, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                       QIAO XING UNIVERSAL TELEPHONE, INC.
                           TO BE HELD DECEMBER 8, 2000


     The undersigned hereby appoints Rui Lin Wu as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Qiao Xing Universal Telephone, Inc. held of record by the undersigned as of the close of business on October 18, 2000, at the Annual Meeting of Shareholders to be held on Friday, December 8, 2000, or any adjournment or postponement.


1.       ELECTION OF DIRECTORS

    ___  FOR all nominees listed below            ___  WITHHOLD AUTHORITY
         (except as marked to the                      to vote for all nominees
         contrary below)                               listed below


    R.L. Wu; Z.Y. Wu; Z.F. Zhang; Z.A. Li; Z.S. Huang; L.R. Yang; G.L. Zhang



(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)


-----------------------------------------------------------------------


2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:              , 2000
      --------------               --------------------------------------
                                   Signature



                                   --------------------------------------
                                   Signature if held jointly



PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.




[ ]  PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.